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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
               Pursuant To Section 13 or 15 (D) of the Securities
                              Exchange Act Of 1934

                                FEBRUARY 6, 2001


                      GLOBAL TELEPHONE COMMUNICATION, INC.
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              (Exact name of Small Business Issuer in Its Charter)


             NEVADA                                           87-0285729
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  (State or other jurisdiction of                          (I.R.S. Employer
   incorporation or organization)                        Identification Number)


SUITE 1800, 10 SOUTH RIVERSIDE PLAZA, CHICAGO, IL               60606
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(Address of principal executive offices)                      (Zip Code)


                                 1-877-901-4824
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                           (Issuer's Telephone Number)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

The Registrant's independent accountants, HJ & Associates, who were previously engaged as the principal accountants to audit the Registrant's financial statements were dismissed as of February 6, 2001. The principal accountants report on the financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion or any qualification as to uncertainty, audit scope or accounting principles.

There were no disagreements with HJ & Associates on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during the Registrant's two most recent fiscal years period or the subsequent period through February 6, 2001.

The Registrant engaged Merdinger, Fruchter, Rosen & Corso, P.C. as its new independent accountants as of February 6, 2001. During the two most recent fiscal years and through February 6, 2001, the Registrant has not consulted with Merdinger, Fruchter, Rosen & Corso, P.C. regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a) (1) (iv) of Regulation S-K and the related instructions to Item 304 of the Regulation S-K, or a reportable event, as that term is defined in Item 304 (a) (1) (iv) of Regulation S-K.

The decision to change accountants was approved by the Board of Directors of the Registrant. A copy of this filing has been provided to HJ & Associates and their response, if any, will be filed with the SEC when received.

ITEM 5.  OTHER EVENTS.

On February 6, 2001, Thomas Brandenburg and Robert Andresen resigned as officers of the Company, effective immediately. Neither Mr. Brandenburg nor Mr. Andresen has furnished the Registrant with a letter describing any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices or requested that the Registrant disclose any such matter.


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                                   SIGNATURES

             Pursuant to the requirements required of the Securities and Exchange Act of 1934 the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            GLOBAL TELEPHONE
                                            COMMUNICATION, INC.


DATED: February 7, 2001                     BY:  /s/ Thomas Kennedy
                                               ---------------------------------
                                               THOMAS KENNEDY
                                               Secretary